Exhibit 10.2




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                             SCHOLASTIC CORPORATION
                         MANAGEMENT STOCK PURCHASE PLAN


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             Amended and Restated Effective January 1, 2005

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                             SCHOLASTIC CORPORATION
                         MANAGEMENT STOCK PURCHASE PLAN
                (AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2005)

                                TABLE OF CONTENTS
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
ARTICLE 1  -INTRODUCTION......................................................................................................1

            1.1          Purpose..............................................................................................1
            1.2          Restatement..........................................................................................1
            1.3          Effect of Restatement; Plan Bifurcation..............................................................1
            1.4          Section 409A of the Code.............................................................................1

ARTICLE 2  -DEFINITIONS.......................................................................................................1

            2.1          Affiliate............................................................................................1
            2.2          Award Date...........................................................................................2
            2.3          Award Value..........................................................................................2
            2.4          Beneficiary..........................................................................................2
            2.5          Bonus................................................................................................2
            2.6          Board of Directors...................................................................................2
            2.7          Cause................................................................................................2
            2.8          Code.................................................................................................2
            2.9          Committee............................................................................................2
            2.10         Common Stock or Stock................................................................................2
            2.11         Company..............................................................................................3
            2.12         Cost.................................................................................................3
            2.13         Deferral Period......................................................................................3
            2.14         Disability...........................................................................................3
            2.15         Exchange Act.........................................................................................3
            2.16         Extension of Deferral Election Form..................................................................3
            2.17         Fair Market Value....................................................................................3
            2.18         Fiscal Year..........................................................................................3
            2.19         Foreign Jurisdiction.................................................................................3
            2.20         Grandfathered Plan...................................................................................3
            2.21         Participant..........................................................................................3
            2.22         Plan.................................................................................................4
            2.23         Plan Year............................................................................................4
            2.24         Restatement Effective Date...........................................................................4
            2.25         Retirement...........................................................................................4
            2.26         RSU..................................................................................................4
            2.27         Rule 16b-3...........................................................................................4
            2.28         Specified Employee...................................................................................4
            2.29         Subscription Agreement...............................................................................4
            2.30         Subsequent Deferral Period...........................................................................4

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ARTICLE 3 -SHARES RESERVED....................................................................................................4


ARTICLE 4 -ADMINISTRATION.....................................................................................................5

            4.1          Administration of the Plan...........................................................................5
            4.2          Decisions Binding....................................................................................5
            4.3          Delegation of Authority..............................................................................5
            4.4          Indemnification......................................................................................5

ARTICLE 5 -ELIGIBILITY........................................................................................................6


ARTICLE 6 -PURCHASES..........................................................................................................6

            6.1          General..............................................................................................6
            6.2          Voluntary Purchases..................................................................................6
            6.3          Awards of RSUs.......................................................................................7
            6.4          Subsequent Deferral Election.........................................................................7

ARTICLE 7 -VESTING AND PAYMENT OF RSUS........................................................................................7

            7.1          Vesting..............................................................................................7
            7.2          Payment on or after Vesting..........................................................................7
            7.3          Payment Prior to Vesting.............................................................................8
            7.4          Special Rules for Specified Employees................................................................9

ARTICLE 8 -DIVIDEND EQUIVALENT AMOUNTS........................................................................................9


ARTICLE 9 -DESIGNATION OF BENEFICIARY.........................................................................................9


ARTICLE 10 -ADJUSTMENTS.......................................................................................................9


ARTICLE 11 -AMENDMENT OR TERMINATION OF PLAN.................................................................................10


ARTICLE 12 -MISCELLANEOUS PROVISIONS.........................................................................................10

            12.1         No Distribution; Compliance with Legal Requirements.................................................10
            12.2         Withholding.........................................................................................10
            12.3         Notices; Delivery of Stock Certificates.............................................................10
            12.4         Nontransferability of Rights........................................................................11
            12.5         Obligations Unfunded and Unsecured..................................................................11
            12.6         Governing Law.......................................................................................11
            12.7         Claims Procedure....................................................................................11
            12.8         Rule 16b-3..........................................................................................12
            12.9         No Employment Rights................................................................................12
            12.10        Severability of Provisions..........................................................................12
            12.11        Construction........................................................................................12
            12.12        Effective Date of Plan..............................................................................12
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                             SCHOLASTIC CORPORATION
                         MANAGEMENT STOCK PURCHASE PLAN
                (AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2005)


                            ARTICLE 1 - INTRODUCTION

       1.1 PURPOSE. The purpose of the Scholastic Corporation Management Stock Purchase Plan (the "Plan") is to provide equity incentive compensation to selected management employees of Scholastic Corporation and its Affiliates. Participants in the Plan receive restricted stock units ("RSUs") at a discount in lieu of a portion or all of their bonus awards under the Company's annual incentive plan. Under certain circumstances, the RSUs convert into shares of Common Stock. The Company believes that the Plan creates a means to provide deferred compensation to such selected management employees and to raise the level of stock ownership in the Company by such employees thereby strengthening the mutuality of interests between such employees and the Company's stockholders.

       1.2 RESTATEMENT. The Company hereby amends and restates the Plan to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended. The effective date of this amendment and restatement of the Plan is January 1, 2005.

       1.3 EFFECT OF RESTATEMENT; PLAN BIFURCATION. RSUs granted under the Plan on and after January 1, 2005, shall be governed by the terms and conditions of the plan document as set forth herein. RSUs granted under the Plan prior to January 1, 2005 shall be governed by the terms and conditions of the Plan as in effect on December 31, 2004, which shall be known and referred to as the "Grandfathered Plan." RSUs granted under the Plan prior to January 1, 2005, which are not vested as of December 31, 2004, shall be governed by the terms and conditions of the plan document set forth herein. Recordkeeping for the Grandfathered Plan and the Plan shall be done separately.

       1.4 SECTION 409A OF THE CODE. This Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any payment or benefit hereunder is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in this Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void.

                            ARTICLE 2 - DEFINITIONS

       2.1 AFFILIATE. (i) Any corporation, partnership, limited liability company or other entity as to which the Company possesses a direct or indirect ownership interest of at least 50 percent or which possesses a direct or indirect ownership interest of at least 50% in the Company including, without limitation, any subsidiary corporation (as defined in Section 424(f)

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of the Code) and parent corporation (as defined in Section 424(e) of the Code)
and (ii) any other entity in which the Company or any of its Affiliates has a material equity interest, as determined by the Committee.

       2.2 AWARD DATE. The first business day after the end of the fiscal quarter in which a Bonus for a year is paid or otherwise would have been paid.


       2.3 AWARD VALUE. The Fair Market Value of a share of Common Stock on the Award Date.


       2.4 BENEFICIARY. A Beneficiary or Beneficiaries designated by the Participant under Article 9.


       2.5 BONUS. A Participant's annual award for a Fiscal Year under any annual incentive plan of the Company or its Affiliates that has been designated by the Committee as eligible for deferral under the Plan pursuant to a Subscription Agreement.

       2.6 BOARD OF DIRECTORS. The Board of Directors of the Company or the Executive Committee of such Board of Directors.


       2.7 CAUSE. Any of the following: (i) any act or acts by the Participant constituting a felony under the laws of the United States, any state thereof, or any political subdivision thereof, (ii) the Participant's willful and continued failure to perform the duties assigned to him or her as an employee of the Company or Affiliate; (iii) any material breach by the Participant of any employment agreement with the Company or Affiliate; (iv) dishonesty, gross negligence or malfeasance by the Participant in the performance of his or her duties as an employee of the Company or any Affiliate or any conduct by the Participant which involves a material conflict of interest with any business of the Company or its Affiliates; or (v) taking or knowingly omitting to take any other action or actions in the performance of the Participant's duties as an employee of the Company or its Affiliates without informing appropriate members of management to whom such Participant reports, which in the determination of the Committee have caused or substantially contributed to the material deterioration in the business of the Company and its Affiliates, taken as a whole.

       2.8 CODE. The Internal Revenue Code of 1986, as amended from time to time.


       2.9 COMMITTEE. The committee of the Board of Directors authorized to administer the Plan. To the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board of Directors. The Committee shall consist of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3, a "non-employee director" as defined in Rule 16b-3. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance shall not affect the validity of any grants of RSUs hereunder, interpretations or other actions of the Committee.

       2.10 COMMON STOCK OR STOCK. Common stock of the Company, par value $.01 per share.
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       2.11 COMPANY. Scholastic Corporation, a corporation organized under the laws of the State of Delaware (or any successor).


       2.12 COST. The cost of purchasing an RSU under the Plan as of an Award Date, as determined by the Committee in its sole discretion, but in no event less than 75% of the lowest Fair Market Value of a share of Common Stock during the fiscal quarter immediately preceding the Award Date. The cost shall be established as of the applicable Award Date and shall remain in effect unless modified by the Committee at least 30 days prior to the applicable Award Date.

       2.13 DEFERRAL PERIOD. A period of time (expressed in whole years) not less than three years beginning on an Award Date as specified by the Participant in his or her Subscription Agreement with respect to RSUs awarded on that Award Date.

       2.14 DISABILITY. The inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that may result in death and, in any case, is expected to continue for a period of not less than 12 months.

       2.15 EXCHANGE ACT. The Securities Exchange Act of 1934, as amended.

       2.16 EXTENSION OF DEFERRAL ELECTION FORM. A form used by a Participant to make a subsequent election to extend the Deferral Period applicable to his or her RSUs. An Extension of Deferral Election Form shall contain such provisions, consistent with the provisions of the Plan, as may be established from time to time by the Company or Committee.

       2.17 FAIR MARKET VALUE. Unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales price reported for the Common Stock on the applicable date: (i) as reported on the principal national securities exchange on which it is then traded or the Nasdaq Stock Market or (ii) if not traded on any such national securities exchange or the Nasdaq Stock Market as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. If the Common Stock is not readily tradable on a national securities exchange, the Nasdaq Stock Market or any automated quotation system sponsored by the National Association of Securities Dealers, Inc., its Fair Market Value shall be set in good faith by the Committee.

       2.18 FISCAL YEAR. The fiscal year of the Company.


       2.19 FOREIGN JURISDICTION. Any jurisdiction outside of the United States including, without limitation, countries, states, provinces and localities.


       2.20 GRANDFATHERED PLAN. The terms and provisions of the Plan in effect immediately prior to the Restatement Effective Date.


       2.21 PARTICIPANT. A management employee of the Company or any Affiliate who satisfies the eligibility requirements under Article 5 of the Plan and elects to participate in the Plan in accordance with its terms.

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       2.22 PLAN. The Scholastic Corporation Management Stock Purchase Plan, as
amended and restated effective as of January 1, 2005, and as may be amended from time to time thereafter.

       2.23 PLAN YEAR. The Fiscal Year.

       2.24 RESTATEMENT EFFECTIVE DATE. January 1, 2005.


       2.25 RETIREMENT. A termination of employment with the Company and all Affiliates (other than for Cause) on or after age 55 in accordance with the Company's standard retirement policies.

       2.26 RSU. A unit of measurement equivalent to one share of Common Stock but with none of the attendant rights of a stockholder of a share of Common Stock, including the right to vote (if any); except that an RSU shall have the dividend right described in Article 8. The fair market value of an RSU on any date shall be deemed to be the Fair Market Value of a share of Common Stock on that date.

       2.27 RULE 16b-3. Means Rule 16b-3 promulgated under Section 16(b) of the Exchange Act or any successor provision.


       2.28 SPECIFIED EMPLOYEE. Any Participant who is a "specified employee" as defined in Section 409A(a)(2)(B)(i) of the Code and Section 1.409A-1(i)(1) of the Proposed Treasury Regulations.

       2.29 SUBSCRIPTION AGREEMENT. An agreement executed by a Participant setting forth his or her election to defer receipt of a portion or all of his or her Bonus for the Deferral Period and to authorize the Company to credit such amount to the Plan in order to purchase an award of RSUs. A Subscription Agreement shall contain such provisions, consistent with the provisions of the Plan, as may be established from time to time by the Company or Committee.

       2.30 SUBSEQUENT DEFERRAL PERIOD. A period of time (expressed in whole years) of not less than five years, beginning on the date the Deferral Period is scheduled to end, that is elected by a Participant with respect to his or her RSUs in accordance with the requirements of Section 6.4 of the Plan.

                          ARTICLE 3 - SHARES RESERVED

       The aggregate number of shares of Common Stock reserved for issuance pursuant to the Plan or with respect to which RSUs may be granted shall be 150,000, subject to adjustment as provided in Article 10 hereof.

       Such number of shares may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose, or out of issued shares of Common Stock acquired for and held in the treasury of the Company. If any RSU awarded under the Plan is forfeited, terminated or canceled for any reason, the share of Common Stock relating to such RSU shall again be available under the Plan. If Common Stock has been exchanged by a


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Participant as full or partial payment to the Company for withholding taxes or otherwise or if the number of shares of Common Stock otherwise deliverable has been reduced for withholding, the number of shares exchanged or reduced shall again be available under the Plan.

                           ARTICLE 4 - ADMINISTRATION

       4.1 ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all actions in connection therewith or in relation thereto as it deems necessary or advisable. The Committee may adopt, amend or repeal any guidelines or requirements necessary for the delivery of the Common Stock. The Committee may also adopt special guidelines and provisions for persons who are residing in, or subject to the laws of, Foreign Jurisdictions to comply with applicable tax and securities laws.

       4.2 DECISIONS BINDING. All interpretations and determinations of the Committee shall be made in its sole and absolute discretion based on the Plan document and shall be final, conclusive and binding on all parties with respect to all matters relating to the Plan.

       4.3 DELEGATION OF AUTHORITY. The Committee may select an administrator or any other person to whom its duties and responsibilities hereunder may be delegated. In addition, the Committee may employ such legal counsel, consultants, brokers and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant, broker or agent. The Committee may also, in its sole discretion, designate an agent to keep records, send statements of account to Participants and to perform other duties relating to the Plan, as the Committee may request from time to time.

       4.4 INDEMNIFICATION. The Company shall, to the fullest extent permitted by law and the Certificate of Incorporation and By-laws of the Company, to the extent not covered by insurance, indemnify each director, officer or employee of the Company and its Affiliates (including the respective heirs, executors, administrators and other personal representatives of such persons) and each member of the Committee against all expenses, costs, liabilities and losses (including attorneys' fees, judgments, fines, excise taxes or penalties, and amounts paid or to be paid in settlement) actually and reasonably incurred by such person in connection with any threatened, pending or actual suit, action or proceeding (whether civil, criminal, administrative or investigative in nature or otherwise) in which such person may be involved by reason of the fact that he or she is or was serving this Plan in any capacity at the request of the Company, except in instances where any such person engages in willful neglect or fraud. Such right of indemnification shall include the right to be paid by the Company for expenses incurred or reasonably anticipated to be incurred in defending any such suit, action or proceeding in advance of its disposition; provided, however, that the payment of expenses in advance of the settlement or final disposition of a suit, action or proceeding shall be made only upon delivery to the Company of an undertaking by or on behalf of such person to repay all amounts so advanced if it is ultimately determined that such person is not entitled to be indemnified hereunder. Such


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indemnification shall be in addition to any rights of indemnification the person may have as a director, officer or employee or under the Certificate of Incorporation of the Company or the By-Laws of the Company. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company.

                            ARTICLE 5 - ELIGIBILITY

       Management employees of the Company and its Affiliates as designated by the Committee shall be eligible to participate in the Plan. Eligibility for participation in the Plan shall be determined by the Committee in its sole discretion. The Committee may, in its sole discretion, designate, on a prospective basis, any Participant in the Plan as ineligible to receive awards of RSUs pursuant to Article 6 of the Plan.

                             ARTICLE 6 - PURCHASES

       6.1 GENERAL. Each Participant shall be entitled to elect to receive up to 100% of his or her Bonus in an award of RSUs. As of the applicable Award Date, RSUs shall be awarded to Participants and credited to accounts held under the Plan on behalf of Participants on a book-entry basis calculated in the manner provided under Section 6.3 and in accordance with Article 1.

       6.2 VOLUNTARY PURCHASES. No later than the last day of the second quarter of the Fiscal Year in which the Bonus is earned (or such earlier date required by Section 409A of the Code), each Participant may elect to receive up to 100% of his or her Bonus for that Fiscal Year in an award of RSUs by completing a Subscription Agreement and submitting it to the Company. Notwithstanding the foregoing, if a management employee of the Company or an Affiliate first becomes eligible to participate in the Plan after the last day of the second quarter of the Fiscal Year in which the Bonus is earned, such employee may elect to participate in the Plan for that Plan Year provided he or she completes a Subscription Agreement and submits it to the Company no later than 30 days after the date the Participant first became eligible to participate in the Plan but such Participant's participation shall be limited to the PRO RATA portion of the Bonus earned after the Subscription Agreement is executed and delivered to the Company. Each Subscription Agreement shall provide that the Participant elects to receive RSUs in lieu of a specified portion of his or her Bonus. Such portion may be expressed as:

       (a) a specified percentage of up to 100% (in whole percentages) of the Participant's actual Bonus amount;

       (b) a specified dollar amount, up to 100% of the Participant's actual Bonus amount; or

       (c)    the lesser of the amount specified in Section 6.2(a) or (b).

       Amounts specified pursuant to any of the methods set forth herein are entirely contingent on, and are limited to, the cash amount of Bonus actually awarded. Each Subscription Agreement, in addition, shall specify a Deferral Period with respect to the RSUs to which it pertains. Other than with respect to a management employee of the Company or an Affiliate


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who first becomes eligible to participate hereunder during a Plan Year, in order for a Subscription Agreement to be given effect, it must be received by the Company no later than by the last day of the second quarter of the Fiscal Year for which such Bonus will be determined. With respect to any Plan Year, an election pursuant to a Subscription Agreement to receive RSUs in lieu of a portion or all of a Bonus shall be irrevocable and will be effective on and after the date the Subscription Agreement is executed by the Participant and submitted to the Company. An election by a Participant to receive RSUs in lieu of a portion or all of a Bonus shall be valid solely for the Plan Year to which the election relates. If a Subscription Agreement is not timely made by a Participant with respect to any subsequent Plan Year, the Bonus earned in that Plan Year shall not be deferred under the Plan.

       6.3 AWARDS OF RSUS. The Company shall award RSUs to each Participant's account under the Plan on the Award Date. Each Participant's account shall be credited with a number of RSUs (in whole and fractional RSUs) determined by dividing (a) the amount of the Participant's Bonus to be received as an award of RSUs in accordance with the Participant's Subscription Agreement and the methodology under Section 6.2 by (b) the Cost of an RSU on the Award Date.

       6.4 SUBSEQUENT DEFERRAL ELECTION. The Committee may, in its sole discretion, permit Participants to make subsequent elections to extend the Deferral Periods otherwise applicable to their respective RSUs. In order to be effective, a subsequent election made by a Participant with respect to his or her RSUs: (i) cannot take effect until at least 12 months after the date on which the election is made; (ii) the subsequent deferral period elected by the Participant may not be less than a five year period beginning on the date the Deferral Period applicable to the RSUs would otherwise end; and (iii) the election is made at least 12 months prior to the date the Deferral Period ends. A Participant shall make his or her subsequent deferral election with respect to his or her RSUs on the Extension of Deferral Period Form (or such other form or agreement specified by the Committee, in its discretion). An election by a Participant to extend the Deferral Period applicable to his or her RSUs shall be valid solely with respect to the RSUs covered by the election.

                    ARTICLE 7 - VESTING AND PAYMENT OF RSUS

       7.1 VESTING. A Participant shall be fully vested in each RSU three years after the Award Date pertaining to that RSU (provided that the Participant is continuously employed (including any period during which the Participant is on a leave of absence, either paid or unpaid, which is approved by the Committee, or any other break in employment which is approved by the Committee) by the Company or any Affiliate for such years) or, if earlier, upon death while employed, Disability while employed or Retirement. The Committee may, in its sole discretion, accelerate (in whole or part) the time at which any such RSUs may be vested but in no event shall the acceleration of vesting result in the acceleration of payment of the RSUs to the Participant.

       7.2 PAYMENT ON OR AFTER VESTING. With respect to each vested RSU, the Company shall issue to the Participant one share of Common Stock and cash in lieu of any fractional RSU as soon as practicable after the earlier of: (i) the end of the Deferral Period specified in the Participant's Subscription Agreement pertaining to such RSU, or, if applicable,


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the end of the Subsequent Deferral
Period elected by the Participant for such RSU or (ii) the Participant's termination of employment with the Company and its Affiliates.

       7.3 PAYMENT PRIOR TO VESTING.

       (a) VOLUNTARY TERMINATION; TERMINATION FOR CAUSE. If a Participant voluntarily terminates his or her employment with the Company and its Affiliates for reasons other than death or Disability or is involuntarily terminated by the Company or an Affiliate for Cause, the Participant's nonvested RSUs shall be canceled, and he or she shall receive as soon as practicable after his or her termination of employment with the Company and its Affiliates a cash payment equal to the lesser of:

              i) an amount equal to the number of those nonvested RSUs awarded on each Award Date multiplied by the respective Cost of those RSUs; or

              ii) an amount equal to the number of those nonvested RSUs awarded on each Award Date multiplied by the Fair Market Value of a share of Common Stock on the date of the Participant's termination of employment with the Company and its Affiliates.

       (b) INVOLUNTARY TERMINATION. If a Participant's employment is terminated by the Company and its Affiliates for any reason other than Cause, the Participant's nonvested RSUs shall be canceled and he or she shall receive payment as soon as practicable following his or her termination of employment with the Company and its Affiliates as described below:

              i) The number of nonvested RSUs awarded on each Award Date shall be multiplied by a fraction, the numerator of which is the number of full years that the Participant was employed by the Company and its Affiliates after that Award Date and the denominator of which is three; and the Participant shall receive the resulting number of such whole RSUs in shares of Common Stock, with any fractional RSU paid in cash.

              ii) With respect to the Participant's remaining nonvested RSUs, the Participant shall receive cash in an amount equal to the lesser of: (A) the number of such nonvested RSUs awarded on each Award Date multiplied by the respective Cost of those RSUs; or (B) the number of those nonvested RSUs awarded on each Award Date multiplied by the Fair Market Value of a share of Common Stock on the date of the Participant's termination of employment with the Company and its Affiliates.

       (c) COMMITTEE'S DISCRETION. The Committee shall have complete discretion to determine the circumstances of a Participant's termination of employment with the Company and its Affiliates, including whether the same results


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              from voluntary termination, Disability, Retirement, death or termination by the Company for or not for Cause, and the Committee's determination shall be final and binding on all parties and not subject to review or challenge by any Participant or other person.

       7.4 SPECIAL RULES FOR SPECIFIED EMPLOYEES. Notwithstanding anything in this Plan to the contrary, any payment due under this Plan to a Participant who is a Specified Employee as the result of such Participant's termination of employment (other than due to death or Disability) shall be made to the Participant no earlier than the first business day of the seventh month following the month in which the Participant's termination of employment occurred.

                    ARTICLE 8 - DIVIDEND EQUIVALENT AMOUNTS

       Whenever dividends (other than dividends payable only in shares of Common Stock) are paid with respect to shares of Common Stock, each Participant shall be paid an amount in cash equal to the number of his or her vested RSUs multiplied by the dividend value per share. Dividends (other than dividends payable only in shares of Common Stock) shall not be credited or paid with respect to each Participant's nonvested RSUs.

                     ARTICLE 9 - DESIGNATION OF BENEFICIARY

       A Participant may designate one or more Beneficiaries to receive payments or shares of Common Stock in the event of his or her death. A designation of Beneficiary shall apply to a specified percentage of a Participant's entire interest in the Plan. Such designation, or any change therein, must be in writing in a form acceptable to the Company and shall be effective upon receipt by the Company. If there is no effective designation of Beneficiary, or if no Beneficiary survives the Participant, the Participant's estate shall be deemed to be the Beneficiary.

                            ARTICLE 10 - ADJUSTMENTS

       In the event of a stock dividend, stock split, reverse stock split, combination or reclassification of shares, recapitalization, merger, consolidation, exchange, spin-off or other event which affects Common Stock, the Committee shall make appropriate equitable adjustments in:

       (a) the number or kind of shares of Common Stock or securities with respect to which RSUs shall thereafter be granted;

       (b) the number and kind of shares of Common Stock remaining subject to outstanding RSUs;

       (c)    the number of RSUs credited to each Participant; and

       (d)    the method of determining the value of RSUs.

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                 ARTICLE 11 - AMENDMENT OR TERMINATION OF PLAN

       The Company reserves the right to amend, terminate or freeze the Plan at any time, by action of its Board of Directors (or a duly authorized committee thereof ) or the Committee, provided that no such action shall adversely affect a Participant's rights under the Plan with respect to RSUs awarded and vested before the date of such action, provided, further that the Company may amend the Plan and any elections hereunder at any time to comply with applicable law (including, without limitation, Section 409A of the Code) without a Participant's consent. No amendment shall be effective unless approved by the stockholders of the Company if stockholder approval of such amendment is required to comply with any applicable law, regulation or stock exchange rule. Upon termination of the Plan, any vested RSUs shall be paid in accordance with
Section 7.2 of the Plan and any nonvested RSUs shall be canceled and paid in accordance with Section 7.3(b) of the Plan. Upon freezing of the Plan, all vested RSUs shall continue to be held under the Plan until the Deferral Period expires and all nonvested RSUs shall vest or become canceled in accordance with the terms of the Plan.

                     ARTICLE 12 - MISCELLANEOUS PROVISIONS

       12.1 NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Committee may require each person acquiring shares of Common Stock under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Common Stock shall be issued until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Common Stock as it deems appropriate.

       12.2 WITHHOLDING. Participation in the Plan is subject to any required tax withholding on wages or other income of the Participant in connection with the Plan. Each Participant agrees, by entering the Plan, that the Company or the Affiliate employing the Participant shall have the right to deduct any federal, state or local income taxes or other taxes, in its sole discretion, from any amount payable to the Participant under the Plan or from any payment of any kind otherwise due to the Participant. Upon the vesting of the RSU Award, prior to the issuance or delivery of shares of Common Stock or the payment of any cash hereunder, a Participant shall pay all required withholding to the Company and, if applicable, an Affiliate. Without limiting the generality of the foregoing, any withholding obligation with regard to any Participant may be satisfied by:
(i) reducing the number of shares of Common Stock otherwise deliverable to the Participant; (ii) subject to the Committee's prior consent, any method approved by the Committee which may include the Participant delivering shares of Common Stock already owned for at least six months (or such other period to avoid an accounting charge against the Company's earnings) and held free and clear of all encumbrances to the Company; or (iii) by the Participant paying cash directly to the Company.

       12.3 NOTICES; DELIVERY OF STOCK CERTIFICATES. Any notice required or permitted to be given by the Company or the Committee pursuant to the Plan shall be deemed given when personally delivered or deposited in the United States mail, registered or certified, postage prepaid, addressed to the Participant at the last address shown for the Participant on the records of the Company. Delivery of stock certificates to persons entitled to receive them under the Plan


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

shall be deemed effected for all purposes when the Company or a share transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to such person at his/her last known address on file with the Company.

       12.4 NONTRANSFERABILITY OF RIGHTS. During a Participant's lifetime, no payment or issuance of shares under the Plan shall be made to anyone except the Participant otherwise than by will or the laws of descent and distribution. No RSU Award or other interest under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, garnishment, execution, levy or charge, and any attempt by a Participant or any Beneficiary under the Plan to do so shall be void. No interest under the Plan shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts or a Participant or Beneficiary entitled thereto.

       12.5 OBLIGATIONS UNFUNDED AND UNSECURED. The Plan shall at all times be entirely unfunded, and no provision shall at any time be made with respect to segregating assets of the Company (including Common Stock) for payment of any amounts or issuance of any shares of Common Stock hereunder. No Participant or other person shall own any interest in any particular assets of the Company or any Affiliate (including Common Stock) by reason of the right to receive payment under the Plan, and any Participant or other person shall have only the rights of a general unsecured creditor of the Company with respect to any rights under the Plan. Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship amongst the Company, any Affiliate, the Committee, and the Participants, their designated Beneficiaries or any other person. Any funds which may be invested under the provisions of this Plan shall continue for all purposes to be part of the general funds of the Company and no person other than the Company shall by virtue of the provisions of this Plan have any interest in such funds. If the Company decides to establish any accrued reserve on its books against the future expense of benefits payable hereunder, or if the Company establishes a rabbi trust under this Plan, such reserve or trust shall not under any circumstances be deemed to be an asset of the Plan.

       12.6 GOVERNING LAW. The Plan is established in order to provide deferred compensation to a select group of management and highly compensated employees within the meanings of Sections 201(2) and 301(a)(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). To the extent legally required, the Code and ERISA shall govern the Plan and, if any provision hereof is in violation of any applicable requirement thereof, the Company reserves the right to retroactively amend the Plan to comply therewith. To the extent not governed by the Code and ERISA, the terms of the Plan shall be governed, construed, administered and regulated in accordance with the laws of Delaware. In the event any provision of this Plan shall be determined to be illegal or invalid for any reason, the other provisions shall continue in full force and effect as if such illegal or invalid provision had never been included herein.

       12.7 CLAIMS PROCEDURE. A Participant or Beneficiary shall make any claim (and, in the case of the denial of such claim, any appeal) in writing to the Committee or such other person designated by the Committee in accordance with the claims procedure established by the Committee, which is intended to comply with the claims procedure provided under ERISA and U.S. Department of Labor Regulation ss. 2560.503-1.

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


       12.8 RULE 16B-3. To the extent required, the Plan is intended to comply with Rule 16b-3 and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. If a management employee is designated by the Committee to participate hereunder, any election to receive an award of RSUs shall be deemed approved by such Committee and shall be deemed an exempt purchase under Rule 16b-3. Any provisions inconsistent with Rule 16b-3 shall be inoperative and shall not affect the validity of the Plan.

       12.9 NO EMPLOYMENT RIGHTS. The establishment and operation of this Plan shall not confer any legal rights upon any Participant or other person for a continuation of employment, nor shall it interfere with the rights of the Company or Affiliate to discharge any employee and to treat him or her without regard to the effect which that treatment might have upon him or her as a Participant or potential Participant under the Plan.

       12.10 SEVERABILITY OF PROVISIONS. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

       12.11 CONSTRUCTION. The use of a masculine pronoun shall include the feminine, and the singular form shall include the plural form, unless the context clearly indicates otherwise. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

       12.12 EFFECTIVE DATE OF PLAN. The Plan was originally adopted effective January 1, 1999, subject to approval of the stockholders of the Company as provided under applicable law, regulation or stock exchange rule and was subsequently amended and restated effective December 18, 2002. The Plan, as amended and restated effective January 1, 2005, is set forth herein.

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